SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  March 27, 1997



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


      VIRGINIA                    0-23954                   54-1589139
     (State of                  (Commission               (IRS Employer
   Incorporation)               File Number)            Identification No.)


      306 East Main Street
      Richmond, Virginia                   23219
      (Address of principal              (Zip Code)
       executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                     Page No.
                                                                     ________


         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Paces Arbor Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Paces Arbor Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Paces Arbor Apartments)

         b.       Independent Auditors' Report
                  (Paces Forest Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Paces Forest Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Paces Forest Apartments)

         c.       Independent Auditors' Report
                  (Carlyle Club Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Carlyle Club Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Carlyle Club Apartments)

         d.       Independent Auditors' Report
                  (Ashley Run Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Ashley Run Apartments)

                  Note to Historical Statement of

                  Income and Direct Operating
                  Expenses (Ashley Run Apartments)

         e.       Pro Forma Statement of Operations for
                  the Three Months ended March 31, 1997
                  (unaudited)

                  Pro Forma Balance Sheet as of
                  March 31, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)

         f.       Exhibits

                  23.1     Consent of Independent Auditors

                  23.2     Consent of Independent Auditors

                  23.3     Consent of Independent Auditors

                  23.4     Consent of Independent Auditors

         The Company hereby amends Item 7.a., 7.b., 7.c., 7.d., 7.e., and 7.f. of its Current Report on Form 8-K dated March 27, 1997 as follows:

                                   ITEM 7.a.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Paces Arbor Apartments located in Raleigh, North Carolina for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of Paces Arbor Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Paces Arbor Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.



Richmond, Virginia                               L.P. Martin & Co., P.C.
May 7, 1997

                             PACES ARBOR APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997

INCOME
---------
Rental and Other Income                                       $ 773,960
                                                             -----------

DIRECT OPERATING EXPENSES
-------------------------

   Administrative and Other                                      75,685
   Insurance                                                      6,717
   Repairs and Maintenance                                      116,391
   Taxes, Property                                               41,846
   Utilities                                                     23,325
                                                                -------
              TOTAL DIRECT OPERATING EXPENSES
                                                                263,964
                                                                -------
              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                 $ 509,996
                                                                ========






See accompanying note to the financial statement.

                             PACES ARBOR APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Paces Arbor Apartments is a 101 unit garden style apartment complex located on
10.28 acres in Raleigh, North Carolina.

The assets comprising the property were owned by Paces Arbor Apartments Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property in March 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional fees and management fees.

                                   ITEM 7.b.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                              PHONE: (804) 346-2626
                               FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Paces Forest Apartments located in Raleigh, North Carolina for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of Paces Forest Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Paces Forest Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.



Richmond, Virginia
May 7, 1997                                        L.P. Martin & Co., P.C.

                            PACES FOREST APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997

INCOME
------

      Rental and Other Income                            $ 928,214
                                                         -----------

DIRECT OPERATING EXPENSES
-------------------------

      Administrative and Other                              79,152
      Insurance                                              7,688
      Repairs and Maintenance                              114,620
      Taxes, Property                                       46,961
      Utilities                                             28,891
                                                         -----------
            TOTAL DIRECT OPERATING EXPENSES                277,312
                                                         -----------

            Operating income exclusive of items not
            comparable to the proposed future operations
            of the property                              $ 650,902
                                                         =========




See accompanying note to the financial statement.

                            PACES FOREST APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Paces Forest Apartments is a 117 unit garden style apartment complex located on
19.54 acres in Raleigh, North Carolina.

The assets comprising the property were owned by Paces Forest Apartments Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property in March 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional fees and management fees.

                                   ITEM 7.c.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                          GLEN ALLEN, VIRGINIA  23060
                             PHONE:  (804) 346-2626
                              FAX:  (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


    We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Carlyle Club Apartments located in Lawrenceville, Georgia for the twelve month period ended March 31, 1997. This statement is the responsibility of the management of Carlyle Club Apartments. Our responsibility is to express an opinion on this statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

    In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Carlyle Club Apartments (as defined above) for the twelve month period ended March 31, 1997, in conformity with generally accepted accounting principles.



Richmond, Virginia
July 11, 1997

                            CARLYLE CLUB APARTMENTS


         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1997



INCOME
------

 Rental and Other Income                                $1,913,527
                                                        ----------



DIRECT OPERATING EXPENSES
-------------------------

 Administrative and Other                                  148,114
 Insurance                                                  20,117
 Repairs and Maintenance                                   277,214
 Taxes, Property                                           120,792
 Utilities                                                 191,838
                                                        ----------



        TOTAL DIRECT OPERATING EXPENSES                    758,075
                                                           -------



       Operating income exclusive of items not
       comparable to the proposed future operations
       of the property                                  $1,155,452
                                                        ==========


See accompanying notes to the financial statement.

                            CARLYLE CLUB APARTMENTS


         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                    TWELVE MONTH PERIOD ENDED MARCH 31, 1997





NOTE 1 - ORGANIZATION

Carlyle Club Apartments is a 243 unit garden and townhouse style apartment complex located on 19.77 acres in Lawrenceville, Georgia. The assets comprising the property were owned by Gwinnett I Limited Partnership an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal fees, accounting fees, management fees and entity expenses.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.d.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Ashley Run Apartments located in Norcross, Georgia for the twelve month period ended March 31, 1997. This statement is the responsibility of the management of Ashley Run Apartments. Our responsibility is to express an opinion on this statement based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.


     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.


     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Ashley Run Apartments (as defined above) for the twelve month period ended March 31, 1997, in conformity with generally accepted accounting principles.



Richmond, Virginia
July 11, 1997

                             ASHLEY RUN APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1997



INCOME
------
        Rental and Other Income                                   $2,750,461
                                                                  ----------


DIRECT OPERATING EXPENSES
-------------------------
        Administrative and Other                                     208,473
        Insurance                                                     32,103
        Repairs and Maintenance                                      357,004
        Taxes, Property                                              175,617
        Utilities                                                    174,135
                                                                  ----------


             TOTAL DIRECT OPERATING EXPENSES                         947,332
                                                                  ----------


              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                     $1,803,129
                                                                  ==========



See accompanying notes to the financial statement.

                             ASHLEY RUN APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1997


NOTE 1 - ORGANIZATION

Ashley Run Apartments is a 348 unit garden and townhouse style apartment complex located on 44.97 acres in Norcross, Georgia. The assets comprising the property were owned and managed by entities unaffiliated with Cornerstone Realty Income Trust, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional fees and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.e.

PRO FORMA STATMEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 1997 (UNAUDITED)

The accompanying unaudited Pro Forma Statement of Operations for the three months ended March 31, 1997 is presented as if (a) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the period. Properties acquired after the completion of the offering were assumed to be acquired using the Company's line of credit. The pro forma information does not purport to represent what the Company's results of operations would have been if such transactions, in fact, had occurred on January 1, 1997, nor does it purport to represent the results of operations for future periods.



                                                Historical           Westchase        Paces Arbor          Paces Forest
                                                Statement of         Pro Forma        Pro Forma            Pro Forma
                                                Operations           Adjustments      Adjustments          Adjustments
                                             --------------------------------------------------------------------------
Date of Acquisitions                               --                  1/15/97            3/1/97               3/1/97

Revenues from rental properties                $15,023,222            $166,656          $128,993             $154,702
Rental expenses:
     Utilities                                   1,316,722              12,070             3,890                4,814
     Repairs and maintenance                     1,475,859              25,811            19,399               19,103
     Taxes and insurance                         1,396.859              16,024             8,094                9,108
     Property management fee                            --                  --                --                   --
     Property management                           264,810                  --
     Advertising                                   440,422               4,139             3,154                3,298
     General and administrative                    412,835                  --                --                   --
     Amortization and other depreciation             7,641                  --                --                   --
     Depreciation of rental property             3,184,003                  --                --                   --
     Other operating Expenses                    1,093,652                  --                --                   --
     Other                                          81,648              12,416             9,461                9,894
     Management contract termination               135,999                  --                --                   --
                                             --------------------------------------------------------------------------
                                                 9,810,450              70,460            43,998               46,217

Income before interest income (expense)          5,212,772              96,196            84,995              108,485
Interest income                                    383,170                  --                --                   --
Interest expense                               (1,316,464)                  --                --                   --
Other Expense                                    (277,738)                  --                --                   --
                                             --------------------------------------------------------------------------

Net Income                                     $4,001,740              $96,196           $84,995             $108,485

Net income per share                                $0.14
                                                    =====

Wgt. avg. number of share outstanding           28,424,683
                                                ==========




                                                Ashley Run             Carlyle           1997
                                                Pro Forma             Pro Forma        Pro Forma              Total
                                               Adjustments           Adjustments      Adjustments           Pro Forma
                                             --------------------------------------------------------------------------
Date of Acquisitions                             4/30/97               4/30/97                                  --

Revenues from rental properties                 $687,615              $478,382                --           $16,639,570
Rental expenses:
     Utilities                                    43,534                47,960                --             1,428,990
     Repairs and maintenance                      89,251                69,305                --             1,698,728
     Taxes and insurance                          51,930                35,227                --             1,517,242
     Property management fee                          --                    --        $   87,220                87,220
     Property management                                                                                       264,810
     Advertising                                  13,030                 9,257                --               473,300
     General and administrative                       --                    --                --               412,835
     Amortization and other depreciation              --                    --                --                 7,641
     Depreciation of rental property                  --                    --           286,994             3,470,997
     Other operating Expenses                         --                    --                --             1,093,652
     Other                                        39,089                27,771                --               180,279
     Management contract termination                  --                    --                --               135,999
                                             ---------------------------------------------------------
                                                 236,834               189,520           374,214            10,771,693

Income before interest income (expense)          450,781               288,862          (374,214)            5,867,877
Interest income                                       --                    --                --               383,170
Interest expense                                      --                    --          (750,101)           (2,066,565)
Other Expense                                         --                    --                --              (277,738)
                                             ---------------------------------------------------------
                                                $450,781              $288,862       ($1,124,315)          $ 3,906,744
Net Income

Net income per share                                                                                              $.14
                                                                                                                  ====

Wgt. avg. number of share outstanding                                                                       28,424,683
                                                                                                            ==========

The pro forma information reflects adjustments for the actual rental income and rental expenses of the 1997 acquisitions for the respective periods in 1997 prior to acquisition by the Company. Net income has been adjusted as follows:
(1) property management and advisory expenses have been adjusted based on the Company's contractual arrangements in effect until the contracts were terminated; (2) interest expense has been reflected based on market rates at the time of acquisition available to the Company for applicable properties; (3) depreciation has been adjusted based on the Company's basis in the properties.

PRO FORMA BALANCE SHEET AS OF MARCH 31, 1997 (UNAUDITED)

The accompanying unaudited Pro Forma Balance Sheet as of March 31, 1997 is presented as if the Company had owned the following properties held on March 31, 1997. The unaudited Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transactions, in fact, had occurred on March 31, 1997. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire certain properties.


                               Historical     Westchase    Paces Arbor  Paces Forest    Ashley Run       Carlyle
                                 Balance      Pro Forma     Pro Forma     Pro Forma      Pro Forma      Pro Forma       Total
                                  Sheet      Adjustments   Adjustments   Adjustments    Adjustments    Adjustments    Pro Forma
                              ---------------------------------------------------------------------------------------------------
ASSETS
Investment in Rental Property
  Land                         $ 52,926,166  $ 1,980,000   $1,173,526    $1,359,431     $ 3,780,000    $3,589,800    $ 64,808,923
  Building                      279,951,281    9,020,000    4,414,693     5,114,050      14,220,000     7,990,200     320,710,224
  Property Improvements          30,901,524           --           --            --              --            --      30,901,524
  Furniture                       7,048,084           --           --            --              --            --       7,048,084
                              ---------------------------------------------------------------------------------------------------
                                370,827,055   11,000,000    5,588,219     6,473,481      18,000,000    11,580,000     423,468,755
  Less accumulated
    depreciation                (15,523,819)          --           --            --              --            --     (15,523,819)
                              ---------------------------------------------------------------------------------------------------
                                355,303,236   11,000,000    5,588,219     6,473,481      18,000,000    11,580,000     407,944,936

  Cash and cash
    equivalents                   4,005,142           --           --            --              --            --       4,005,142
  Prepaid expenses                  385,529           --           --            --              --            --         385,529
  Other assets                    3,591,208           --           --            --              --            --       3,591,208
                              ---------------------------------------------------------------------------------------------------
                                  7,981,879           --           --            --              --            --       7,981,879
                              ---------------------------------------------------------------------------------------------------
                               $363,285,115  $11,000,000   $5,588,219    $6,473,481     $18,000,000   $11,580,000    $415,926,815

LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities
  Notes payable                $ 93,395,949  $11,000,000   $5,588,219    $6,473,481     $18,000,000   $11,580,000    $146,037,649
  Accounts payable-related
    party                         7,433,092           --           --            --              --            --       7,433,092
  Accounts payable                  712,192           --           --            --              --            --         712,192
  Accrued expenses                2,558,234           --           --            --              --            --       2,558,234
  Rents received in advance         193,312           --           --            --              --            --         193,312
  Tenant security deposits        1,737,330           --           --            --              --            --       1,737,330
                              ---------------------------------------------------------------------------------------------------
                                106,030,109   11,000,000    5,588,219     6,473,481      18,000,000    11,580,000     158,671,809

Shareholders' equity
  Common stock                  281,961,091           --           --            --              --            --     281,961,091
  Deferred Compensation             (49,501)          --           --            --              --            --         (49,501)
  Distributions in excess
    of net income               (24,656,584)          --           --            --              --            --     (24,656,584)
                              ---------------------------------------------------------------------------------------------------
                                257,255,006            0            0             0               0             0     257,255,006
                              ---------------------------------------------------------------------------------------------------
                               $363,285,115  $11,000,000   $5,588,219    $6,473,481     $18,000,000   $11,580,000    $415,926,815
                              ===================================================================================================

PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
(UNAUDITED)

The accompanying unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1996 is presented as if (a) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the period; and (b) the Company had used proceeds from its best efforts offering to acquire the properties, for properties acquired before the completion of the offering. Properties acquired after the completion of the offering were assumed to be acquired using the Company's line of credit. The pro forma information does not purport to represent what the Company's results of operations would have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                        Historical                     1996       Westchase   Paces Arbor  Paces Forest   Ashley Run
                                       Statement of      1996        Pro Forma    Pro Forma   Pro Forma     Pro Forma     Pro Forma
                                        Operations    Acquisitions  Adjustments  Adjustments  Adjustments  Adjustments   Adjustments
                                       ---------------------------------------------------------------------------------------------
Date of Acquisitions                             --            --          --       1/15/97      3/1/97      3/1/97        4/30/97

Revenues from rental properties         $40,352,955   $11,707,374          --    $1,999,870    $773,960    $928,214     $2,750,461
Rental expenses:
   Utilities                              3,870,541       816,694          --       144,841      23,325      28,891        174,135
   Repairs and maintenance                4,203,180     1,883,845          --       309,732     116,391     114,620        357,004
   Taxes and insurance                    3,275,422       947,968          --       192,289      48,563      54,649        207,720
   Property management fee                1,243,215            --    $645,502            --          --          --             --
   Property management                      741,257            --          --            --          --          --             --
   Advertising                            1,126,295       306,249          --        49,665      18,921      19,788         52,118
   General and administrative             1,495,528            --     175,770            --          --          --             --
   Amortization and other depreciation       47,133            --          --            --          --          --             --
   Depreciation of rental property        8,068,063            --   2,513,278            --          --          --             --
   Other operating expenses               2,638,183            --          --            --          --          --             --
   Other                                    151,537       927,643          --       148,994      56,764      59,364        156,355
   Management contract termination       16,526,012            --          --            --          --          --             --
                                       ---------------------------------------------------------------------------------------------
                                         43,386,366     4,882,399   3,334,550       845,521     263,964     277,312        947,332

Income before interest income (expense)  (3,033,411)    6,824,975  (3,334,550)    1,154,349     509,996     650,902      1,803,129
Interest income                             287,344            --          --            --          --          --             --
Interest expense                         (1,423,782)           --    (568,258)           --          --          --             --
                                       ---------------------------------------------------------------------------------------------
Net Income                              ($4,169,849)   $6,824,975 ($3,902,808)   $1,154,349    $509,996    $650,902     $1,803,129

Net income per share                         ($0.21)
                                             ======
Wgt. avg. number of shares outstanding   20,210,432
                                         ==========


                                                         Carlyle          1996
                                                        Pro Forma       Pro Forma        Total
                                                       Adjustments     Adjustments     Pro Forma
                                                      --------------------------------------------
Date of Acquisitions                                      4/30/97             --               --

Revenues from rental properties                        $1,913,527             --      $60,426,361
Rental expenses:
   Utilities                                              191,838             --        5,250,265
   Repairs and maintenance                                277,214             --        7,261,986
   Taxes and insurance                                    140,909             --        4,867,520
   Property management fee                                     --     $  453,132        2,341,849
   Property management                                         --             --          741,257
   Advertising                                             37,029             --        1,610,065
   General and administrative                                  --             --        1,671,298
   Amortization and other depreciation                         --             --           47,133
   Depreciation of rental property                             --      1,482,141       12,063,482
   Other operating expenses                                    --             --        2,638,183
   Other                                                  111,086             --        1,611,743
   Management contract termination                             --             --       16,526,012
                                                      --------------------------------------------
                                                          758,076      1,935,273       56,630,793

Income before interest income (expense)                 1,155,451     (1,935,273)       3,795,568
Interest income                                                --             --          287,344
Interest expense                                               --     (3,813,286)      (5,805,326)
                                                      --------------------------------------------
Net Income                                             $1,155,451    ($5,748,559)     ($1,722,414)

Net income per share                                                                        ($.06)
                                                                                            =====
Wgt. avg. number of shares outstanding
                                                                                       28,464,120
                                                                                       ==========

The pro forma information reflects adjustments for the actual rental income and rental expenses of 19 of the 1996 acquisitions (see detail on attached) and the 1997 acquisitions for the respective periods in 1996 prior to acquisition by the Company. Net income has been adjusted as follows: (1) property management and advisory expenses have been adjusted based on the Company's contractual arrangements in effect until the contracts were terminated; (2) interest expense has been reflected based on market rates at the time of acquisition available to the Company for applicable properties; (3) depreciation has been adjusted based on the Company's basis in the properties.

PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
(UNAUDITED)

The following schedule provides detail of 1996 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1996.

                                      Meadows    West Eagle   Ashley Park  Arbor Trace  Longmeadow   Trophy Chase   Beacon Hill
                                     Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma     Pro Forma
                                    Adjustments  Adjustments  Adjustments  Adjustments  Adjustments  Adjustments   Adjustments
                                    -----------  -----------  -----------  -----------  -----------  -----------   -----------
Date of Acquisition                    1/31/96     3/31/96       3/1/96       3/1/96       4/1/96       4/1/96        5/1/96

Property operations
  Revenues from rental properties      $90,006    $127,302     $284,403     $138,795     $186,114     $217,183      $684,622
  Rental expenses:
    Utilities                            7,903       7,327       16,769       14,849        9,440       21,899        48,373
    Repairs and maintenance             14,553      22,819       39,027       19,702       25,542       39,180        68,173
    Taxes and insurance                  5,273       9,776       27,496       10,819       14,262       13,830        58,443
    Property management                     --          --           --           --           --           --            --
    Advertising                          1,484       3,066        3,213        3,215        5,455        5,819        12,974
    General and administrative              --          --           --           --           --           --            --
    Amortization                            --          --           --           --           --           --            --
    Depreciation of rental property         --          --           --           --           --           --            --
    Other                                4,452       9,198       18,542        9,645       16,367       17,458        38,922
                                    -----------  -----------  -----------  -----------  -----------  -----------   -----------
                                        33,665      52,186      105,047       58,230       71,066       98,186       226,885
                                    -----------  -----------  -----------  -----------  -----------  -----------   -----------

Income before interest income (expense) 56,341      75,116      179,356       80,565      115,048      118,997       457,737
Interest income                             --          --           --           --           --           --            --
Interest expense                            --          --           --           --           --           --            --
                                    -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net Income                             $56,341     $75,116     $179,356      $80,565     $115,048     $118,997      $457,737
                                    -----------  -----------  -----------  -----------  -----------  -----------   -----------

                                          Summerwalk   The Landing  Meadowcreek   Trolley East  Savannah     Paces Glen   Signature
                                           Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma
                                          Adjustments  Adjustments  Adjustments  Adjustments  Adjustments  Adjustments  Adjustments
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Date of Acquisition                          5/1/96       5/1/96      5/31/96      6/26/96       7/1/96      7/19/96      8/1/96

Property operations
  Revenues from rental properties          $297,115     $418,247     $671,043     $345,237   $1,038,285     $628,639    $509,713
  Rental expenses:
    Utilities                                23,038       30,473       32,330       62,247      102,411       39,060      25,951
    Repairs and maintenance                  59,973       68,918       90,083       97,819      221,613       92,090     122,995
    Taxes and insurance                      15,663       38,620       50,931       41,086       49,192       46,834      47,162
    Property management                          --           --           --           --           --           --          --
    Advertising                               7,559       10,041       12,198       10,293       23,992       14,827       9,500
    General and administrative                   --           --           --           --           --           --          --
    Amortization                                 --           --           --           --           --           --          --
    Depreciation of rental property              --           --           --           --           --           --          --
    Other                                    22,676       30,122       36,593       30,878       71,976       44,481      28,499
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                            128,909      178,174      222,135      242,323      469,184      237,292     234,107
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

Income before interest income (expense)     168,206      240,073      448,908      102,914      569,101      391,347     275,606
Interest income                                  --           --           --           --           --           --          --
Interest expense                                 --           --           --           --           --           --          --
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Income                                 $168,206     $240,073     $448,908     $102,914     $569,101     $391,347    $275,606
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------



                                            Hampton Glen  Sterling     Parkside    Greenbrier   Deerfield   Franklin       1996
                                             Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma   Pro Forma   Acquisition
                                            Adjustments  Adjustments  Adjustments  Adjustments  Adjustments Adjustments  Adjustments
                                            -----------  -----------  -----------  -----------  ----------- -----------  -----------
Date of Acquisition                            8/1/96       9/1/96      9/30/96      10/1/96      11/20/96    12/1/96

Property operations
  Revenues from rental properties            $970,246   $1,077,164     $653,152   $1,250,682    $1,489,997   $629,429    $11,707,374
  Rental expenses:
    Utilities                                  56,883       45,391       34,669       70,957        62,040    104,684        816,694
    Repairs and maintenance                   130,430      155,415       94,280      205,550       190,567    125,116      1,883,845
    Taxes and insurance                        62,436       81,204       66,873       98,321       155,082     54,665        947,968
    Property management                            --           --           --           --            --         --             --
    Advertising                                24,998       21,877       64,687       24,988        25,476     20,587        306,249
    General and administrative                     --           --           --           --            --         --             --
    Amortization                                   --           --           --           --            --         --             --
    Depreciation of rental property                --           --           --           --            --         --             --
    Other                                      74,993       65,629      194,059       74,964        76,430     61,759        927,643
                                            -----------  -----------  -----------  -----------  ----------- -----------  -----------
                                              349,740      369,516      454,568      474,780       509,595    366,811      4,882,399
                                            -----------  -----------  -----------  -----------  ----------- -----------  -----------

Income before interest income (expense)       620,506      707,648      198,584      775,902       980,402    262,618      6,824,975
Interest income                                    --           --           --           --            --         --             --
Interest expense                                   --           --           --           --            --         --             --
                                            -----------  -----------  -----------  -----------  ----------- -----------  -----------
Net Income                                   $620,506     $707,648     $198,584     $775,902      $980,402   $262,618     $6,824,975
                                            -----------  -----------  -----------  -----------  ----------- -----------  -----------


                                   ITEM 7.f.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                Cornerstone Realty Income Trust, Inc.


Date: July __, 1997             By:/s/ Stanley J. Olander, Jr.
                                   ---------------------------
                                    Stanley J. Olander, Jr.
                                    Chief Financial Officer of
                                     Cornerstone Realty Income
                                     Trust, Inc.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.
                  Form 8-K/A for Form 8-K dated March 27, 1997


Exhibit Number             Exhibit                               Page Number
______________             _______                               ___________


         23.1              Consent of Independent Auditors
         23.2              Consent of Independent Auditors
         23.3              Consent of Independent Auditors
         23.4              Consent of Independent Auditors